Contract of Permission for Operating Business
                   Selling Photo Equipment and Providing Photo
                    Developing-Duplicating-Enlarging Services
                        at Bangkok International Airport


                                                          Contract No. 6-22/2542


This contract is made at the Airports Authority of Thailand on 29 July 1999 between the Airports Authority of Thailand, represented by Flight Lieutenant Pradit Mongkonapiban, Deputy Managing Director, Acting Managing Director of the Airports Authority of Thailand, hereinafter called "AAT" of one part, and King Power Tax Free Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, with the head office at Siam Tower, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Tax Free Co., Ltd. according to the Certificate No.
004250 dated 12 May 1999 issued by the Office of Partnership/Company Registration, Bangkok Metropolis, hereinafter called the "Operator" of the other part.

Whereas AAT is desirous of having a business operation selling photo equipment and providing photo developing-duplicating-enlarging services at the northern side of the departure hall on the 3rd Floor of the International Passenger Terminal 1, the Bangkok International Airport

and the Operator is competent and desirous of operating the said business.

Therefore, AAT and the Operator agree to enter into a contract, as follows :

1.       Business Operation

         AAT agrees to grant a permission and the Operator agrees to receive the permission for operating business of selling photo equipment and providing photo developing-duplicating-enlarging services at the northern side of the departure hall on the 3rd Floor of the International Passenger Terminal 1, the Bangkok International Airport, from 24 June 1999 to 31 July 2002.

2.       Fee, Remuneration, Taxes/Duties, Other Expenses and Method of Payment

         2.1 The Operator agrees to pay a fee for entering into this contract and remuneration for receiving permission for operating business of selling photo equipment and providing photo developing-duplicating-enlarging services under this contract to AAT, as follows :

                  2.1.1 Fee for entering into this contract, Baht 5,278.00 (Five Thousand Two Hundred Seventy-Eight Baht Only) not including the value added tax.

                  2.1.2 Regarding the remuneration for receiving permission for operating the business under this contract, the Operator agrees to make monthly payment to AAT in advance for an amount equivalent to 15 percent (fifteen) of the total sales volume before deduction of expenses of that particular month (the total sales volume are inclusive of the value added tax), or the minimum remuneration the Operator agrees to pay to AAT, whichever is higher, whereby such remuneration shall be deemed the remuneration for that particular month. The minimum remuneration are as follows :

                           -       For the first  year,  from 24 June 1999 to 31
                                   July  2000,   Baht  238,000.00  (Two  Hundred
                                   Thirty-Eight Thousand Baht Only) per month

                           - For the second year, from 1 August 2000 to 31 July 2001, Baht 261,800.00 (Two Hundred Sixty-One Thousand Eight Hundred Baht Only) per month

                           - For the third year, from 1 August 2001 to 31 July 2002, Baht 287,980.00 (Two Hundred Eighty-Seven Thousand Nine Hundred Eighty Baht Only) per month

                           The remuneration the Operator agrees to pay to AAT does not include the value added tax that the Operator has a duty to pay at the rate stipulated by law.

         2.2 The Operator agrees to pay the minimum remuneration to AAT on monthly basis, by the 5th of every month according to Clause
                  2.1.2. If the remuneration at 15 percent (fifteen) of the total sales volume before deduction of expenses appears to be higher than the specified minimum remuneration, the Operator agrees to pay the difference to AAT by the 20th of the following month.

         2.3 The Operator shall be responsible for payment of the taxes and/or other expenses incurred from the business operation under this contract at the rates stipulated by law and/or set forth in directives of AAT.

         2.4 All payment under this contract shall be made to Finance Division, Finance Department, of AAT. After the Operator has made payment to AAT, a receipt shall be issued to the Operator as evidence. The receipt shall have the signatures of the Director, Finance Division, Finance Department, of AAT or the designated person, jointly with the cashier of Finance Division, Finance Department, of AAT or the designated person who must be a financial staff of AAT.

                  If the Operator is in default of any payment to AAT under this contract, the Operator consents to pay penalty to AAT at a rate of 1.5 percent (one point five) per month of the outstanding amount. A fraction of month shall be counted as one month.

                  The Operator agrees that this clause is a separate part and it shall not impair AAT's right to terminate this contract and claim for damages.

3.       Duties and Responsibilities of the Operator

         3.1 The Operator shall operate the business as specified in this contract only.

         3.2 In operating the business under this contract, the Operator agrees to invest in decoration of the premises which shall be attractive and modern as well as acquiring articles and equipment at the Operator's own expense.

         3.3 The Operator shall not transfer the business under this contract or permit a third party to operate the business, either in part or in whole, unless a written permission has been obtained from AAT first. Though having obtained the permission from AAT, the Operator remains to be liable to the business operation under this contract.

         3.4 The Operator shall operate the business under this contract with expertise, caution and competence in accordance with the standards of this type of business, whereby the Operator shall take into consideration AAT's reputation and image.

         3.5 The Operator shall not use the word "Airports Authority of Thailand," "AAT" or other word concerning with AAT or the logo of the Airports Authority of Thailand as trading name, characteristics or logo of the Operator's business or juristic person name, to such an extent that others would think that it is the business of AAT.

         3.6 The Operator must provide the services and sell only the merchandize on the list submitted to AAT at the bidding. The said list is an Appendix and shall be deemed part of this contract. If the Operator wishes to sell additional merchandize, a list of merchandize and prices (in Baht) must be submitted to AAT for consideration on every occasion. Only after a written permission has been obtained from AAT that such merchandize can be placed for sale.

         3.7 The merchandize being sold by the Operator shall not be the same as those under concessions given to other business operators in the Bangkok International Airport. AAT reserves the right to have the Operator refrain from selling such merchandize and the Operator's consideration shall be final.

         3.8 The Operator must have seasonal merchandise available as informed by AAT from time to time.

         3.9 The merchandize shall be made in Thailand products, or those made abroad with permission for sale in Thailand. Their quality must be as good as the same type of merchandize being sold in the leading department stores of Thailand.

         3.10     AAT reserves the right to have more  specific  merchandize  or
                  "brand  name"  merchandize   available  in  the  International
                  Passengers Terminal, the Bangkok International Airport.

         3.11 AAT reserves the right to specify the types of merchandise or notify the Operator to refrain from selling the types of merchandise AAT deems inappropriate, with which the Operator shall strictly comply.

         3.12 The Operator shall have selling price tags visibly displayed and in Baht only.

         3.13 In case the Operator receives payment in foreign currencies, the prevalent daily exchange rates of the bank in the International Passengers Terminal shall apply accordingly. The currencies exchange rates shall be visibly displayed.

         3.14 Should there be any complaint regarding price or quality of merchandise, AAT reserves the right to order the Operator to adjust the price and improve the quality as deemed appropriate. In this respect, AAT's decision shall be final.

         3.15 The Operator shall open the business under this contract on daily basis - close of business on any day is not permitted. The business hours shall be at least 06.00 - 24.00 hrs. daily. If the Operator wishes to change the business hours, a written permission must be obtained from AAT on every occasion.

         3.16 It is prohibited to have a juke box, audio equipment or any article making noise.

         3.17 The Operator shall arrange to have compact boxes or packages for containing the merchandize which are suitable for hand carry onto an airplane.

         3.18 Advertisement in the premises is permitted for the merchandize on sales only, and a written permission must be obtained from AAT first.

         3.19 The Operator shall oversee that every staff and employee wearing the uniform with name tag as endorsed by AAT, and that they strictly comply with the regulations, directives and instructions of AAT. In case of any violation, the Operator consents AAT to proceed as deemed appropriate.

         3.20 The Operator shall comply with the provisions of the existing and future laws governing this type of business operation.

         3.21 The Operator shall facilitate AAT staff members, who have been appointed and assigned to oversee the Operator's business under this contract, to inspect the premises, merchandise, selling prices and the relevant documents, including auditing of the Operator's books of accounts.

         3.22 In operating the business under this contract, if any damage occurred to the property or reputation of AAT by any act of the Operator or that of the person whom the Operator has appointed, assigned, hired or requested to perform any task, the Operator shall be responsible for compensation of such damage.

         3.23 The Operator shall declare the total sales volume and prepare monthly sales account and submit the same to AAT by the 20th of the following month.

         3.24 For each fiscal year, the Operator shall arrange at the Operator's own expense to have the Certified Public Accountant of the Operator to certify and confirm the total sales volume and the total income from services, before deduction of expenses, at the Bangkok International Airport, and notify AAT in writing within 150 days from the end of the fiscal year.

         3.25 In case the Operator fails to comply with the contract or has taken any action besides the contract and AAT has forwarded a written notice to the Operator, the Operator ignores it. Thereby, the Operator has not complied with the contract or remains to take any action besides the contract, AAT shall impose a daily fine at a rate of 0.1 percent of the monthly remuneration, from the date of taking such action, and the Operator agrees to pay the fines as notified by AAT.

4.       Performance Guarantee

         In entering into this contract, the Operator has submitted the Letter of Guarantee No. 029-42/093 dated 23 June 1999, issued by the Siam Commercial Bank Public Company Limited, Lak Si Branch, for Baht 1,900,668.00 (One Million Nine Hundred Thousand Six Hundred Sixty-Eight Baht Only) to AAT as performance guarantee. AAT shall return the said Letter of Guarantee after the Operator has been relieved from all obligations under this contract.

5.       Termination of Contract

         5.1 During validity, if AAT wishes to terminate this contract prior to the expiration date prescribed in Clause 1, AAT is entitled to do so; provided that a written notice must be given to the Operator at least 30 days in advance. Thereby, the Operator agrees not to sue or claim for indemnity from AAT.

                  In case the Operator wishes to terminate this contract prior to the expiration date prescribed in Clause 1, the Operator is entitled to do so; provided that a written notice must be given to AAT at least 90 days in advance and that the Operator has no outstanding payment to AAT.

         5.2 If there is any reasonable grounds to believe that the Operator shall not be able to operate the business successfully, or the Operator is in breach of any clause herein, AAT is entitled to terminate this contract and permit a third party to operate the business under this contract thereafter; thereby the Operator shall be subject to indemnity to AAT as well.

         5.3 Each of every clause of this contract is deemed substantial. If it appears that the Operator acts or omits to act in violation of or non-compliance with any clause of this contract, or becomes bankrupted, AAT is entitled to immediately terminate this contract, claim for indemnity and forfeit the performance guarantee.

This contract is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.




                 AAT                                    The Operator


/s/  Flight Lieutenant Pradit Mongkonapiban        /s/ Viratana Suntaranond
-------------------------------------------       --------------------------
    (Flight Lieutenant Pradit Mongkonapiban)      (Mr. Viratana Suntaranond)
                                         (Seal of King Power Tax Free Co., Ltd.)


                Witness                                    Witness


         /s/  Krit Phakakit                    /s/  Sarinthon Chongchaidejwong
        --------------------                  ---------------------------------
         (Mr. Krit Phakakit)                  (Miss Sarinthon Chongchaidejwong)

                 THE SIAM COMMERCIAL BANK PUBLIC COMPANY LIMITED
                                  Lak Si Branch
99/50  Chaeng  Wattana  Road,  Talat Bang Khen  Sub-district,  Lak Si  District,
Bangkok

                               Letter of Guarantee
                               -------------------

No. 029-42/093                                                      23 June 1999


We, the Siam Commercial Bank Public Company Limited, Lak Si Branch, with offices at 99/50 Chaeng Wattana Road, Talat Bang Khen Sub-district, Lak Si District, Bangkok Metropolis, issue this Letter of Guarantee to the Airports Authority of Thailand, as follows :

1. Whereas King Power Tax Free Co., Ltd. has entered into the Contract of Permission for Operating the Business of Selling Photo Equipment and Providing Photo Developing-Duplicating-Enlarging Services, No. 6-22/2542, and performance guarantee is required by the Airports Authority of Thailand for an amount of Baht 1,900,668.00 (One Million Nine Hundred Thousand Six Hundred Sixty-Eight Baht Only).

2. We consent to bind ourselves as the guarantor of King Power Tax Free Co., Ltd. to the Airports Authority of Thailand for an amount not exceeding Baht 1,900,668.00 (One Million Nine Hundred Thousand Six Hundred Sixty-Eight Baht Only). That is, if King Power Tax Free Co., Ltd. fails to comply with the contract entered with the Airports Authority of Thailand, or is in breach of any clause of the said contract, thereby the Airports Authority of Thailand is entitled to forfeit the performance guarantee or impose fines to and/or claim for indemnity from King Power Tax Free Co., Ltd., we shall promptly make the payment on behalf and without requesting King Power Tax Free Co., Ltd. to make such payment first.

3. We acknowledge and consent in case the Airports Authority of Thailand has given an extension or leniency for compliance with the contract to King Power Tax Free Co., Ltd., provided that the Airports Authority of Thailand shall notify us without delay.

This Letter of Guarantee is valid from 24 June 1999 to 23 December 2002.

As evidence, we, the Siam Commercial Bank Public Company Limited, Lak Si Branch, by the undersigned who are empowered to enter juristic act binding the bank, hereunder sign our names and affixed the seal.

                                    (Seal)
                - signed -                            - signed -       Guarantor
        (Mr. Suchart Wongwipusana)             (Mr. Worawit Phungrunrom)

                                             - signed -                 Witness
                                      (Mr. Thitiporn Suksomjit)

                                             - signed -                 Witness
                                       (Miss Kamonthip Sopapon)

Each Letter of Guarantee is under for an amount not exceeding 3 Million Baht

                                 Lease Agreement
                          Bangkok International Airport


                                                         Agreement No. 1-22/2542



This agreement is made at the Airports Authority of Thailand on 29 July 1999 between the Airports Authority of Thailand, represented by Flight Lieutenant Pradit Mongkonapiban, Deputy Managing Director, Acting Managing Director of the Airports Authority of Thailand, hereinafter called the "Lessor" of one part, and King Power Tax Free Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, with the head office at Siam Tower, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Tax Free Co., Ltd. according to the Certificate No.
004250 dated 12 May 1999 issued by the Office of Partnership/Company Registration, Bangkok Metropolis, hereinafter called the "Lessee" of the other part.

Whereas the Lessor agrees to lease out and the Lessee agrees to lease the property of the Lessor for the purpose of operating business of selling photo equipment and providing photo developing-duplicating-enlarging services


Therefore, both parties agree to enter into an agreement, as follows :

The Lessor agrees to lease out and the Lessee agrees to lease the property according to the "Terms and Conditions of Lease" and the following Appendixes which shall be deemed part of this agreement.

         Appendix A         Details of the leased property, lease period, rents,
                            fees and charges, chart showing location of the leased premises

         Appendix B         Performance Guarantee

         Appendix C         Documents  showing juristic  person  registration of
                            the Lessee, and the person empowered to sign as the Lessee

         Appendix D         Others (if any)

This agreement is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.


              The Lessor                                 The Lessee
              ----------                                 ----------

              - signed -                                 - signed -
(Flight Lieutenant Pradit Mongkonapiban)        (Mr. Viratana Suntaranond)
                                         (Seal of King Power Tax Free Co., Ltd.)


                Witness                                    Witness
                -------                                    -------

              - signed -                                 - signed -
         (Mr. Krit Phakakit)                  (Miss Sarinthon Chongchaidejwong)




Details of Rents and Chart Showing Location of Lease Premises      Appendix A
Lease Agreement No. 1-22/2542, dated 29 July 1999               (Total 2 Sheets)
                                                                        Sheet #1

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Lease  Period
                                                                                                       --------------------------
Leased Premises              Space        Rent        Rent     Service Fee  Building & Land    Fine        From           To
                          Square Metre  Baht/Sqm.  Baht/Month  Baht/Month        Taxes       Baht/Day
                             (Sqm.)     per month                              Baht/Month
------------------------  ------------  ---------  ----------  -----------  ---------------  --------  ------------  ------------
Departure Hall, northern
side 3rd Floor of
International Passengers
Terminal 1  Bangkok          12.00        750.00    9,000.00     1,350.00       1,125.00      765.00   24 June 1999  23 June 2002
International Airport
------------------------  ------------  ---------  ----------  -----------  ---------------  --------  ------------  ------------


               The Lessor                                 The Lessee
               ----------                                 ----------

               - signed -                                  - signed -
(Flight Lieutenant Pradit  Mongkonapiban)         (Mr. Viratana  Suntaranond)
                                         (Seal of King Power Tax Free Co., Ltd.)

                 Witness                                    Witness
                 -------                                    -------

               - signed -                                 - signed -
        (Mr. Sukwat  Chayakorn)                (Miss Sarinthon Chongchaidejwong)

                 THE SIAM COMMERCIAL BANK PUBLIC COMPANY LIMITED
                                  Lak Si Branch
99/50  Chaeng  Wattana  Road,  Talat Bang Khen  Sub-district,  Lak Si  District,
Bangkok

                               Letter of Guarantee

No. 029-42/084                                                23 June 1999

We, the Siam Commercial Bank Public Company Limited, Lak Si Branch, with offices at 99/50 Chaeng Wattana Road, Talat Bang Khen Sub-district, Lak Si District, Bangkok Metropolis, issue this Letter of Guarantee to the Airports Authority of Thailand, as follows :

1. Whereas King Power Tax Free Co., Ltd. has entered into has entered into the Lease Agreement No. 1-22/2542 for space in a building of the Bangkok International Airport, and performance guarantee is required by the Airports Authority of Thailand for an amount of Baht 34,830.00 (Thirty-Four Thousand Eight Hundred Thirty Baht Only).

2. We consent to bind ourselves as the guarantor of King Power Tax Free Co., Ltd. to the Airports Authority of Thailand for an amount not exceeding Baht 34,830.00 (Thirty-Four Thousand Eight Hundred Thirty Baht Only). That is, if King Power Tax Free Co., Ltd. fails to comply with the agreement entered with the Airports Authority of Thailand, or is in breach of any clause of the said agreement, thereby the Airports Authority of Thailand is entitled to forfeit the performance guarantee or impose fines to and/or claim for indemnity from King Power Tax Free Co., Ltd., we shall promptly make the payment on behalf and without requesting King Power Tax Free Co., Ltd. to make such payment first.

3. We acknowledge and consent in case the Airports Authority of Thailand has given an extension or leniency for compliance with the agreement to King Power Tax Free Co., Ltd., provided that the Airports Authority of Thailand shall notify us without delay.

This Letter of Guarantee is valid from 24 June 1999 to 23 December 2002.

As evidence, we, the Siam Commercial Bank Public Company Limited, Lak Si Branch, by the undersigned who are empowered to enter juristic act binding the bank, hereunder sign our names and affixed the seal.

                 - signed -                            - signed -      Guarantor
        (Mr. Suchart Wongwipusana)              (Mr. Worawit Pungrunrom)

                                                       - signed -      Witness
                                               (Mr. Thitiporn Suksomjit)

                                                       - signed -      Witness
                                                (Miss Kamonthip Sopapon)

Each Letter of Guarantee is under for an amount not exceeding 3 Million Baht